UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices)   (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 14, 2018, The Clorox Company (the “Company”) held its annual meeting of stockholders in Oakland, California. The matters voted on and the results of the vote were as follows:

1.	The Company’s stockholders elected the following directors to each serve until the next Annual Meeting of Stockholders or until a successor is duly elected and qualified.

	Number of Votes
				Broker Non-
	For	Against	Abstain	Votes
Amy Banse	85,816,075	660,986	207,845	26,142,634
Richard H. Carmona	83,716,533	2,742,920	225,454	26,142,634
Benno Dorer	83,321,009	2,021,266	1,342,632	26,142,634
Spencer C. Fleischer	85,620,028	834,246	230,632	26,142,634
Esther Lee	85,763,392	717,010	204,504	26,142,634
A.D. David Mackay	86,124,790	328,847	231,270	26,142,634
Robert W. Matschullat	84,271,213	2,199,971	213,722	26,142,634
Matthew J. Shattock	86,119,336	325,804	239,767	26,142,634
Pamela Thomas-Graham	84,456,107	2,037,020	191,780	26,142,634
Carolyn M. Ticknor	83,495,032	2,996,709	193,165	26,142,634
Russell Weiner	85,505,783	941,659	237,464	26,142,634
Christopher J. Williams	85,527,598	923,950	233,358	26,142,634

2.	The Company’s stockholders voted for (on an advisory basis) the approval of the compensation of the Company’s named executive officers.

Number of Votes
For	Against	Abstain	Broker Non-Votes
80,584,973	5,330,744	769,021	26,142,802

3.	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2019.

Number of Votes
For	Against	Abstain	Broker Non-Votes
110,800,203	1,657,448	369,889	0

4.	The Company’s stockholders did not approve the proposed amendment to the Company’s Restated Certificate of Incorporation to eliminate the supermajority voting provision. Under the Company’s Restated Certificate of Incorporation, the affirmative vote of at least 80% of the outstanding voting stock is required to approve this proposal. The 85,205,070 votes in favor of this proposal represented 66.73% of the total outstanding shares of common stock.

Number of Votes
For	Against	Abstain	Broker Non-Votes
85,205,070	959,141	520,695	26,142,634

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: November 15, 2018	By:	/s/ Laura Stein
Executive Vice President –
General Counsel and Corporate Affairs